UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
      Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                              December 7, 2006
                             -------------------
                     (Date of earliest event reported)


                LABORATORY CORPORATION OF AMERICA HOLDINGS
                ------------------------------------------
          (Exact name of registrant as specified in its charter)



    DELAWARE                      1-11353                    13-3757370
  --------------                -----------                --------------
 (State or Other                (Commission                 (IRS Employer
 Jurisdiction of                File Number)                Identification
  Incorporation)                                                Number)


             358 SOUTH MAIN STREET
          BURLINGTON, NORTH CAROLINA                       27215
     ---------------------------------------              -------
     (Address of principal executive offices)            (Zip Code)

                               336-229-1127
                               ------------
             (Registrant's telephone number, including area code)

                                    N/A
                  ---------------------------------------
        (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

ITEM 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

(e) On December 7, 2006, the Compensation Committee of the Board of Directors of Laboratory Corporation of America(R) Holdings (LabCorp(R)) set the 2007 cash compensation for David P. King, currently the Corporation's Chief Operating Officer, effective January 1, 2007. As previously announced, Mr. King will become LabCorp's Chief Executive Officer and a member of its Board of Directors on that date. For 2007, Mr. King's salary will be $750,000 and his cash bonus target under LabCorp's Management Incentive Bonus Plan, as amended and restated, will be $1,125,000.



SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   LABORATORY CORPORATION OF AMERICA HOLDINGS


                                    By:/s/ BRADFORD T. SMITH
                                    --------------------------------------
                                    Bradford T. Smith
                                    Executive Vice President and Secretary


Date: December 18, 2006